UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2011

ALPS ETF TRUST

(Exact name of Registrant as Specified in Its Charter)

26-4830992
26-1867539
27-0581183
27-0581283
27-0581135
27-1428802
Delaware	811-22175	27-3041076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_1290 BROADWAY, SUITE 1100, DENVER, COLORADO                                  80203__

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code: (303) 623-2577

____                               ____

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

16747667.2

Item 7.01.

Regulation FD Disclosure

On October 6, 2011, ALPS ETF Trust (the “Trust”) received a public reprimand letter (the “NYSE Letter”) from NYSE Regulation indicating that the Trust failed to comply with NYSE Arca Equities Rule 5.3(i)(1)(i)(H) with respect to providing NYSE Arca, Inc. with at least ten business days prior written notice of the record date for its upcoming special meeting of shareholders to be held on October 14, 2011.  The record date for the special meeting of shareholders of the Trust scheduled for October 14, 2011 remains unchanged as August 2, 2011.

16747667.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ALPS ETF Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPS ETF TRUST

Date:  October 11, 2011

By:

/s/ Thomas A. Carter

Name:

Thomas A. Carter

Title:

President

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